KEMPER
VALUE+GROWTH FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1996

Seeking growth of capital through professional management of a portfolio of growth and value stocks.

                  " . . .    it has clearly been a good year
                   for stocks in general. The fund's strong
                   performance is the result of disciplined
                      adherence to our growth and value
                             investment styles."

                                                            [KEMPER FUNDS LOGO]

CONTENTS
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of
Investments
14
Report of
Independent Auditors
15
Financial Statements
17
Notes to
Financial Statements
21
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                  29.24%
CLASS B                  28.04%
CLASS C                  28.27%
LIPPER GROWTH
 & INCOME FUNDS
 CATEGORY AVERAGE*       23.79%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                              AS OF      AS OF
                             11/30/96   11/30/95
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS A                       $12.95     $10.02
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS B                       $12.83     $10.02
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS C                       $12.84     $10.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY

                       CLASS A               CLASS B              CLASS C
--------------------------------------------------------------------------------
1-YEAR            #53 OF 515 FUNDS      #88 OF 515 FUNDS      #79 OF 515 FUNDS
--------------------------------------------------------------------------------

TERMS TO KNOW

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

FUNDAMENTAL RESEARCH This research includes analysis of the balance sheets and income statements of companies used to forecast their future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in helping predict future trends in these indicators and of a company's success or failure. By appraising a firm's prospects, this analysis may be used to help assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

P/E RATIO The price of a stock divided by its earnings per share. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

VALUE STOCK The stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks can become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general. Or they can become undervalued as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the company.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[BUKOWSKI PHOTO]

DANIEL J. BUKOWSKI IS A SENIOR VICE PRESIDENT AND DIRECTOR OF QUANTITATIVE RESEARCH FOR ZURICH KEMPER INVESTMENTS, INC. (ZKI). BUKOWSKI ALSO MANAGES KEMPER VALUE+GROWTH FUND. HE HAS MORE THAN 10 YEARS OF EXPERIENCE IN THE CAPITAL MARKETS AND HOLDS A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

NOTE: IN DECEMBER, 1996, WILLIAM KNAPP, VICE PRESIDENT OF QUANTITATIVE RESEARCH, WAS NAMED CO-MANAGER OF THE FUND. A QUANTITATIVE ANALYST WITH KEMPER SINCE 1992, KNAPP RECEIVED HIS B.S. AND GRADUATED MAGNA CUM LAUDE FROM DRAKE UNIVERSITY AND HIS M.S. AT THE UNIVERSITY OF WISCONSIN -- MADISON. HE ALSO EARNED HIS PH.D. AT THE UNIVERSITY OF WISCONSIN -- MADISON WITH AN EMPHASIS ON INDUSTRIAL ORGANIZATION AND FINANCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

DETAILED ANALYSIS WITH AN EMPHASIS ON VALUATION HELPED KEMPER VALUE+GROWTH FUND ACHIEVE EXCEPTIONAL RETURNS DURING 1996. PORTFOLIO MANAGER DAN BUKOWSKI DISCUSSES THE STRATEGIES THAT BOOSTED PERFORMANCE AND HIS OUTLOOK FOR 1997.

Q    KEMPER VALUE+GROWTH FUND HAS POSTED SOME OUTSTANDING RETURNS DURING ITS
FIRST FULL FISCAL YEAR ENDED NOVEMBER 30, 1996, PLACING IN THE TOP 10 PERCENT OF THE LIPPER GROWTH & INCOME FUND CATEGORY (SEE PAGE 2 FOR FULL RANKING DISCLOSURE). WHAT CONTRIBUTED TO THIS STRONG PERFORMANCE?

A    With the Standard & Poor's 500 Stock Index (S&P) up 25.43% year-to-date through November, it has clearly been a good year for stocks in general. The fund's strong performance was the result of disciplined adherence to our growth and value investment styles.

     In building the portfolio, we first evaluated the economy in terms of corporate earnings, interest rates and relative stock valuations to determine what we believed to be the optimal mix of growth and value stocks. Based on our analysis, we maintained a growth-to-value ratio of roughly 60/40. As we anticipated, growth stocks generally outperformed value stocks through most of the year.

     Of course, our research and stock-picking capabilities played a key role in the fund's performance as well. The growth component of the portfolio performed in line with the Russell 1000 Growth Index. Since that index benefited from stocks the fund doesn't own (companies like Coca Cola and Pepsi) you can see that our research served us well. On the value side we strongly outperformed the Russell 1000 Value Index. An overweighting in financials, which did extremely well this year, was a key factor. With strong relative performance on both sides, Class A shares (unadjusted for sales charge) outperformed the fund's overall benchmark -- the Russell 1000 Stock Index -- for the period ended November 30, 1996, by almost three percentage points and the S&P by almost four percentage points.

Q    ALAN GREENSPAN, CHAIRMAN OF THE FEDERAL RESERVE BOARD, RECENTLY MADE A
COMMENT ABOUT "IRRATIONAL EXUBERANCE" IN THE MARKET. WITH THE DOW JONES INDUSTRIAL AVERAGE WELL OVER THE 6,000 MARK, DO YOU FIND THAT STOCK VALUES HAVE BECOME OVEREXTENDED?

A    Not necessarily. It's been a great year for large, blue chip companies and many of those stocks do appear to be fully valued. However, there are still some compelling valuations in the market, particularly among mid-size growth companies. In recent months we've increased the fund's mid-cap exposure with purchases of Auto Zone, Consolidated Stores and Heilig-Meyers. On the value side, we still like financials, as well as selected energy and retail stocks that are temporarily out of favor. While a modest correction may occur, our research indicates that

PERFORMANCE UPDATE

fundamentals are still fairly strong and should support additional growth. We're in a stock picker's market right now, which plays into our strength on the research end of the process.

Q    DO YOU EXPECT THE FUND TO MAINTAIN A TILT TOWARD GROWTH INTO 1997?

A    Yes. We're coming off of several years of very strong corporate earnings growth. While that growth should remain positive during 1997, we expect it to be somewhat slower than 1995 or 1996. Slower earnings growth, coupled with low inflation and a benign interest rate environment, should favor growth stocks.

Q    ARE THERE ANY PARTICULAR MARKET SECTORS YOU FAVOR?

A    On the growth side of the portfolio, technology stocks are our biggest sector play. This has been a difficult sector in 1996, moving up then down and, more recently, back up again. Using our valuation models, we turned that volatility to our advantage, taking profits when stocks reached our established price targets and purchasing quality companies on temporary setbacks. As of November 30, 1996, Compaq Computer Corp. is the fund's fifth largest position. Other holdings include 3Com, Novellus, Linear Technology Corp. and a handful of other names with solid growth potential.

     We also like consumer non-durable stocks. However, instead of purchasing traditional names like Colgate and Procter & Gamble, we've opted for a diverse selection of leisure (Brunswick), entertainment (Walt Disney Company, Carnival Corp., Viacom International) and retail (Consolidated Stores, Circuit City Stores) stocks. During the summer we added a few restaurant stocks (Outback Steakhouse, Inc. and Lone Star Steakhouse & Saloon) that had been beaten up and offered compelling valuations.

     The value side of the portfolio, as I mentioned, has been heavily overweighted in financial stocks relative to our benchmarks. This sector has been strong all year and a real boost for the fund. Two government-chartered mortgage finance firms -- Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") -- were among the fund's top 10 holdings as of November 30, 1996. We also like banking stocks such as Nationsbank, First Union, Banc One and KeyCorp. Another sector that is working well on the value side is energy. The fund owns several of the major oil companies including Exxon, Amoco, Chevron and Atlantic Richfield Corp., as well as Columbia Gas Systems, Inc. and Union Texas Petroleum Holdings.

     In each of these sectors, there's been some overlap between the value and growth sides of the portfolio. For example, the mid-summer correction in technology created some buying opportunities for the value portfolio as well as the growth portfolio. We found some growth opportunities among financial stocks, even though that area is well represented on the value side. Among the consumer non-durables, companies like Philip Morris and UST have appeal for both sides of the portfolio. Despite these overlaps, the fund still benefits from broad diversification.

PERFORMANCE UPDATE

Q    ARE THERE ANY SPECIFIC POSITIONS THAT HAVE BEEN A DRAG ON PERFORMANCE?

A    Not consistently. In a volatile market there are bound to be some weak months for some stocks and sectors. Technology is a good example. In July, when that sector took a hit, we had some stocks that were directly impacted while others declined in sympathy. But since then a lot of these stocks have recovered nicely. Certain drug and health care delivery stocks presented temporary challenges, along with some of our retail positions. But our research and valuation models were effective in identifying potential problems before they affected performance significantly.

     In retrospect, it's clear that certain "sins of omission" had more of a negative impact on performance than any particular holding. For example, Coca Cola did very well this year. However, the fund never owned that stock, simply because we thought it was too expensive. In addition, we sold several large capitalization stocks like Intel and Merck when our research indicated they were fully valued. Unfortunately, they continued to climb and we missed out on that appreciation.

Q    TOBACCO STOCKS STIR UP STRONG FEELINGS FOR A LOT OF INVESTORS. HAVE YOU
CONSIDERED TRIMMING OR ELIMINATING THE FUND'S POSITIONS IN THESE COMPANIES?

A    Not due to the nature of their business. Part of my job as a money manager is to reduce the emotional and personal biases from the investment process. On a fundamental basis, these companies have contributed significantly to the fund's performance and continue to offer outstanding value. In the case of Philip Morris, the strength of the Kraft Foods and Miller Brewing divisions are reason enough to own the stock. If we were to see these stocks become fully valued, or if a problem were to arise regarding the companies' fundamentals, we would certainly look at selling.

Q    WHAT IS YOUR OUTLOOK FOR 1997?

A At this point (mid-December, 1996) we anticipate a slower economy but not a recession. Industrial production appears to be neutral, inflation should stay in check and interest rates should remain relatively flat, although we may see a slight decline. This is a good environment for growth stocks, although we probably won't see the double-digit returns we've had over the past two years. Essentially, this means continuing with our established strategy. We'll continue to manage risk through diversification with an emphasis on valuation. If we were to see the economy pick up significantly, which we don't anticipate at this point, we would be compelled to shift the portfolio toward value stocks. Right now, we intend to remain fully invested and stay the course.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED NOVEMBER 30, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                        LIFE OF
                                                              1-YEAR     CLASS
---------------------------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS A                              21.82%     24.82%    (since 10/16/95)
---------------------------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS B                              25.04%     27.90%    (since 10/16/95)
---------------------------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS C                              28.27%     30.55%    (since 10/16/95)
---------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Value+Growth Fund Class A FROM 10/31/95 THROUGH 11/30/96
--------------------------------------------------------------------------------

                                        10/31/95  6/30/96  11/30/96
--------------------------------------------------------------------------------
Kemper Value+Growth Fund Class A(1)      10000    11034   12759
Russell 1000 Index+                      10000    11654   13196
Standard & Poor's 500 Stock Index++      10000    11727   13312

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Value+Growth Fund Class B FROM 10/31/95 THROUGH 11/30/96
--------------------------------------------------------------------------------

                                        10/31/95  6/30/96  11/30/96
--------------------------------------------------------------------------------
Kemper Value+Growth Fund Class B(1)      10000    11641   13106
Russell 1000 Index+                      10000    11645   13196
Standard & Poor's 500 Stock Index++      10000    11727   13312

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Value+Growth Fund Class C FROM 10/31/95 THROUGH 11/30/96
--------------------------------------------------------------------------------

                                        10/31/95  6/30/96  11/30/96
--------------------------------------------------------------------------------
Kemper Value+Growth Fund Class c(1)      10000     11651    13417
Russell 1000 Index+                      10000     11727    13196
Standard & Poor's 500 Stock Index++      10000     11645    13312

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum Class B share CDSC is 4%. For Class C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. In comparing Kemper Value+Growth Fund to the indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Index is an unmanaged index comprised of 1000 of the largest capitalized U.S. companies whose common stocks trade in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. This large cap market-oriented index is highly correlated with the S&P 500 Stock Index.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on November 30, 1996, and November 30, 1995.

                     [YEAR-TO-YEAR COMPARISON BAR GRAPH]

                           KEMPER VALUE+GROWTH FUND    KEMPER VALUE+GROWTH FUND
                                AS OF 11/30/96              AS OF 11/30/95
CONSUMER NONDURABLES                  27.0%                       24.7%

FINANCE                               20.4%                       19.7%

TECHNOLOGY                            18.3%                       17.0%

HEALTH CARE                           11.1%                        5.5%

ENERGY                                 5.8%                        9.8%

CAPITAL GOODS                          5.2%                       17.9%

CONSUMER DURABLES                      4.0%                        0.0%

UTILITIES                              3.9%                        0.0%

BASIC INDUSTRIES                       3.1%                        5.4%

TRANSPORTATION                         1.2%                        0.0%

A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on November 30, 1996, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                           KEMPER VALUE+GROWTH FUND       RUSSELL 1000 INDEX
                                AS OF 11/30/96              AS OF 11/30/96
CONSUMER NONDURABLES                  27.0%                       20.6%

FINANCE                               20.4%                       16.8%

TECHNOLOGY                            18.3%                       14.5%

HEALTH CARE                           11.1%                       10.9%

ENERGY                                 5.8%                        8.0%

CAPITAL GOODS                          5.2%                        9.5%

CONSUMER DURABLES                      4.0%                        2.9%

UTILITIES                              3.9%                        9.9%

BASIC INDUSTRIES                       3.1%                        5.3%

TRANSPORTATION                         1.2%                        1.6%

* The Russell 1000 Index is an unmanaged index comprised of 1000 of the largest capitalized U.S. companies whose common stocks trade in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. This large cap market-oriented index is highly correlated with the S&P 500 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

REPRESENTING 18.3% OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1996

---------------------------------------------------------------------------------
HOLDINGS                                                                  PERCENT
---------------------------------------------------------------------------------

1.     PHILIP       The largest cigarette maker in the U.S. Through its     2.8%
       MORRIS       Miller Brewing subsidiary, it is also the country's
       COMPANIES    second-largest brewer. This company is also a major
                    branded food producer through its Kraft and General
                    Foods subsidiaries.

2.     GENERAL      A broadly diversified company with major businesses     2.7%
       ELECTRIC     in power generators, appliances, lighting, plastics,
       CO.          medical systems, aircraft engines, financial services
                    and broadcasting.

3.     UST,         Manufactures and sells moist snuff, wine and other      2.3%
       INC.         products.

4.     FEDERAL      Often referred to as "Fannie Mae", this is a private    1.7%
       NATIONAL     corporation federally chartered to provide financial
       MORTGAGE     products and services that increase the availability
       ASSOCIA-     and affordability of housing to low, moderate and
       TION         middle-income Americans.

5.     COMPAQ       Designs, develops, manufactures and markets personal    1.6%
       COMPUTER     computers for business and professional users.
       CORP.

6.     FIRST        A multi-bank holding company with subsidiaries engaged  1.6%
       CHICAGO      in consumer banking, commercial banking, trust and
       NBD          investment services, investment management, real
                    estate operations, lease financing and international
                    banking.

7.     WALT         Develops and produces family entertainment such as      1.5%
       DISNEY       theme parks and resorts, film, television and consumer
       COMPANY      products.

8.     FEDERAL      Provides for the transfer of capital between mortgage   1.5%
       HOME         lenders and mortgage securities investors, enabling
       LOAN         mortgage lenders to provide a continuous flow of funds
       MORTGAGE     to borrowers.
       CORPORATION

9.     3COM         Established in 1979, 3Com pioneered the data            1.3%
       CORPORA-     networking industry. Today, 3Com offers a broad range
       TION         of global data networking solutions that include
                    routers, hubs, LAN switches and adapters.

10.    NATIONS
       BANK         Provides financial services such as checking and        1.3%
                    savings accounts, loans, investment management,
                    brokerage, trading, corporate finance and insurance
                    services.

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE+GROWTH FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                         NUMBER OF SHARES   VALUE
----------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.7%             AMP, Inc.                                                 2,000    $    77
                                   Champion International Corporation                        1,000         43
                                   Dow Chemical Co.                                          1,000         84
                                (a)FMC Corp.                                                 5,500        425
                                   B.F. Goodrich Co.                                         8,000        359
                                   Union Camp Corp.                                          1,500         74
                                   -----------------------------------------------------------------------------
                                                                                                        1,062
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.5%                Emerson Electric Co.                                      3,500        343
                                   General Electric Co.                                     10,200      1,061
                                   York International Corp.                                  5,000        263
                                   Xerox Corporation                                         2,000         98
                                   -----------------------------------------------------------------------------
                                                                                                        1,765
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.1%       (a)AutoZone                                                 15,000        369
                                   Brunswick Corp.                                          18,000        459
                                (a)Burlington Coat Factory                                   2,900         35
                                   Carnival Corp.                                           15,000        474
                                   Circuit City Stores                                       9,000        300
                                   Liz Claiborne                                             2,300         97
                                (a)Consolidated Stores Corp.                                 8,300        307
                                (a)Cox Communications Inc.                                  10,000        205
                                   Dayton Hudson Corp.                                       3,300        128
                                   Dillard Department Stores                                 2,300         70
                                   Walt Disney Company                                       7,800        575
                                (a)Fruit of the Loom                                         2,400         86
                                (a)Liberty Media Group, "A"                                  4,000        100
                                (a)Lone Star Steakhouse & Saloon                            16,300        467
                                (a)MGM Grand                                                 4,000        154
                                   Manpower, Inc.                                            6,000        196
                                   Mattel, Inc.                                             16,000        494
                                (a)Outback Steakhouse                                       10,600        306
                                   J.C. Penney Co.                                           3,000        161
                                   Philips N.V., ADR                                         4,900        198
                                (a)Tele-Communications, Inc.                                22,000        297
                                (a)Toys R Us                                                10,000        345
                                   V.F. Corp.                                                1,700        115
                                (a)Viacom International
                                     "A" shares                                              1,100         41
                                     "B" shares                                             11,600        438
                                   Wendy's International                                    13,000        278
                                   -----------------------------------------------------------------------------
                                                                                                        6,695
----------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--3.5%            Ford Motor Co.                                            4,200        138
                                   Heilig-Meyers                                            31,000        430
                                   Leggett & Platt Incorporated                              7,000        214
                                   Magna International Inc., "A"                             4,200        230
                                   Singer Company N.V.                                      15,400        343
                                   -----------------------------------------------------------------------------
                                                                                                        1,355
----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.4%             American Greetings Corp.                                 15,300        432
                                   Philip Morris Companies                                  10,500      1,083
                                   UST, Inc.                                                27,100        884
                                   Unilever N.V., ADR                                          500         87
                                   -----------------------------------------------------------------------------
                                                                                                        2,486

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
ENERGY--5.1%                       AMOCO Corp.                                               3,000    $   233
                                   Amerada Hess Corp.                                        7,500        442
                                   Atlantic Richfield Co.                                    1,500        209
                                   Columbia Gas System                                       3,300        213
                                   Exxon Corp.                                               2,500        236
                                   Louisiana-Pacific Corp.                                   7,300        165
                                   Union Texas Petroleum Holdings                           22,100        492
                                   -------------------------------------------------------------------------------
                                                                                                        1,990
------------------------------------------------------------------------------------------------------------------
FINANCE--17.7%                     ADVANTA Corp.                                             3,000        133
                                   H.F. Ahmanson & Co.                                       1,600         53
                                   American General Corp.                                    2,200         90
                                   American International Group, Inc.                        1,200        138
                                   Banc One Corporation                                      4,200        200
                                   Bank of New York Co.                                      1,400         50
                                   BankAmerica Corp.                                         2,600        268
                                   Bankers Trust New York Corp.                              1,800        157
                                   Barnett Banks                                             4,600        202
                                   Boatmen's Bancshares                                      2,000        133
                                   Crestar Financial Corp.                                     600         42
                                   Federal Home Loan Mortgage Corp.                          5,000        571
                                   Federal National Mortgage Association                    16,500        681
                                   First Chicago NBD Corp.                                  10,700        629
                                   First USA                                                 8,500        279
                                   First Union Corp.                                         2,100        160
                                   Fleet Financial Group, Inc.                               2,300        127
                                   General Re Corp.                                          1,900        321
                                   Great Western Financial Corp.                             2,300         72
                                   Jefferson-Pilot Corp.                                     6,000        350
                                   KeyCorp                                                   3,400        178
                                   MGIC Investment Corp.                                     3,000        225
                                   Merrill Lynch & Co.                                       3,500        281
                                   J.P. Morgan & Company                                     1,400        132
                                   NationsBank                                               4,800        497
                                   Norwest Corp.                                               600         28
                                   PNC Bank, N.A.                                            8,000        316
                                   Signet Banking Corp.                                      4,300        130
                                   Transamerica Corp.                                        2,000        159
                                   Travelers Group                                           6,400        288
                                   Wells Fargo & Co.                                           100         28
                                   -------------------------------------------------------------------------------
                                                                                                        6,918
------------------------------------------------------------------------------------------------------------------
HEALTH CARE--9.6%                  Abbott Laboratories                                       6,000        334
                                   Astra AB, ADR                                             7,200        347
                                   C.R. Bard                                                 1,500         42
                                (a)Forest Laboratories                                      10,000        388
                                (a)Foundation Health Corp.                                  12,800        374
                                   Glaxo Wellcome, ADR                                         900         30
                                (a)Humana, Inc.                                              9,900        187
                                   Mallinckrodt Group                                        6,000        264
                                   Merck & Co., Inc.                                         5,000        415
                                   Pharmacia & Upjohn                                        1,700         66
                                (a)St. Jude Medical                                          7,000        292
                                   Sandoz, Ltd.                                              6,000        347
                                (a)Tenet Healthcare Corporation                              5,200        116
                                   United Healthcare Corp.                                   9,000        388
                                (a)Value Health                                             10,000        181
                                   ------------------------------------------------------------------------------
                                                                                                        3,771

                                                        PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--15.9%                  (a)Applied Materials, Inc.                                4,000    $   153
                                   (a)Atmel Corporation                                     10,000        329
                                   (a)Bay Networks                                           7,000        187
                                   (a)Cabletron Systems                                      8,000        323
                                   (a)Cisco Systems                                          6,000        407
                                   (a)Compaq Computer Corp.                                  8,000        634
                                   (a)DSC Communications Corp.                              12,500        225
                                   (a)EMC Corp.                                             14,500        468
                                   (a)Gateway 2000                                           2,800        150
                                      Hewlett-Packard                                          500         27
                                      International Business Machines                        2,000        319
                                   (a)Learning Company                                      20,300        345
                                      Linear Technology Corp.                                8,500        401
                                   (a)Maxim Integrated Products                              5,000        232
                                   (a)Novellus Systems                                       8,200        472
                                      Raytheon Co.                                             500         26
                                   (a)Seagate Technology                                     4,500        178
                                   (a)Silicon Graphics Inc.                                 10,000        199
                                      Texas Instruments                                      4,600        293
                                   (a)3Com Corporation                                       7,000        526
                                   (a)U.S. Robotics                                          4,000        315
                                     -----------------------------------------------------------------------------
                                                                                                        6,209
------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.1%               (a)Lear Corporation                                       5,000        179
                                      Ryder System Inc.                                      7,700        234
                                     -----------------------------------------------------------------------------
                                                                                                          413
------------------------------------------------------------------------------------------------------------------
UTILITIES--3.4%                    (a)AirTouch Communications                               14,000        359
                                   (a)Paging Network, Inc.                                  20,000        325
                                      SBC Communications Inc.                                5,500        289
                                   (a)WorldCom                                              15,000        347
                                     -----------------------------------------------------------------------------
                                                                                                        1,320
                                     -----------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS--87.0%
                                   (Cost: $29,758)                                                     33,984
                                     -----------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------
MONEY MARKET                       Yield--5.08% to 5.25%
INSTRUMENTS--14.2%                 Due--December 1996 and February 1997
                                   Federal Farm Credit Banks                                $2,000      1,993
                                   Federal Home Loan Mortgage Corp.                          2,485      2,478
                                   Other                                                     1,100      1,098
                                   -------------------------------------------------------------------------------
                                   TOTAL MONEY MARKET INSTRUMENTS--14.2%
                                   (Cost: $5,570)                                                       5,569
                                   -------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS--101.2%
                                   (Cost: $35,328)                                                     39,553
                                   -------------------------------------------------------------------------------
                                   LIABILITIES, LESS OTHER ASSETS--(1.2)%                                (461)
                                   -------------------------------------------------------------------------------
                                   NET ASSETS--100%                                                   $39,092
                                   -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $35,328,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $4,931,000, the gross unrealized depreciation was $706,000 and the net unrealized appreciation on investments was $4,225,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER VALUE+GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Value+Growth Fund as of November 30, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 16, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Value+Growth Fund at November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 20, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $35,328)                                                                                 $39,553
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                  199
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                                   12
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                          33
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                 39,797
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Cash overdraft                                                                                      187
-------------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                                               14
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                             411
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                     18
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                           9
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                         6
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                             31
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           29
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                               705
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $39,092
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                 $32,299
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                    2,488
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                        4,225
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                  80
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $39,092
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($20,432,000 / 1,578,000 shares outstanding)                                                   $12.95
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $13.74
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($17,617,000 / 1,373,000 shares outstanding)                                                   $12.83
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,043,000 / 81,200 shares outstanding)                                                       $12.84
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

  Dividends                                                                                      $  292
-------------------------------------------------------------------------------------------------------
  Interest                                                                                          122
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                         414
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                    157
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          80
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                        49
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                             94
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  48
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                             5
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           12
-------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                                                            445
-------------------------------------------------------------------------------------------------------
Less expenses waived by investment manager                                                           39
-------------------------------------------------------------------------------------------------------
    Total expenses after expense waiver                                                             406
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                 8
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                                       2,036
-------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                                       452
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                             2,488
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                            4,101
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                           6,589
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $6,597
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED               OCTOBER 16 TO
                                                                NOVEMBER 30,               NOVEMBER 30,
                                                                    1996                       1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                           $      8                         5
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                  2,488                        --
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              4,101                       124
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 6,597                       129
---------------------------------------------------------------------------------------------------------
Net equalization credits                                                61                         6
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        26,583                     5,616
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        33,241                     5,751
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of period                                                  5,851                       100
---------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$80,000 and $11,000, respectively)                                $ 39,092                     5,851
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Value+Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1996) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $131,000 for the year ended November 30, 1996, after the expense waiver discussed below. Dreman Value Advisors, Inc., a wholly owned subsidiary of ZKI, is the sub-adviser for the value portion of the Fund.

                             ZKI has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses to the extent necessary to limit the Fund's operating expenses to the following percentages of average daily net assets: Class A, 1.50%, Class B, 2.28% and Class C, 2.25%. Under this arrangement, ZKI waived expenses of $39,000 for the year ended November 30, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                         COMMISSIONS
                                                                                        ALLOWED BY KDI
                                                                COMMISSIONS     ------------------------------
                                                              RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                              ---------------   -------------   --------------
                             Year ended November 30, 1996         $33,000          238,000          15,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and

NOTES TO FINANCIAL STATEMENTS

                             Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                      COMMISSIONS AND
                                                        DISTRIBUTION FEES            DISTRIBUTION FEES
                                                     (AFTER EXPENSE WAIVER)             PAID BY KDI
                                                      AND CDSC RECEIVED BY     ------------------------------
                                                               KDI             TO ALL FIRMS    TO AFFILIATES
                                                     -----------------------   -------------   --------------
                             Year ended
                             November 30, 1996               $71,000              327,000          15,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                               ASF PAID BY KDI
                                                       ASF PAID BY      ------------------------------
                                                     THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                     ----------------   -------------   --------------
                             Year ended
                             November 30, 1996           $ 49,000           57,000           2,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $52,000 for the year ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended November 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $39,151

                             Proceeds from sales                          16,711

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                             YEAR ENDED                   OCTOBER 16 TO
                                                         NOVEMBER 30, 1996              NOVEMBER 30, 1995
                                                        --------------------           -------------------
                                                        SHARES       AMOUNT            SHARES       AMOUNT
                             ----------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                   1,525        $16,513             266        $2,609
                             ----------------------------------------------------------------------------
                              Class B                   1,264         13,722             267        2,619
                             ----------------------------------------------------------------------------
                              Class C                     115          1,244              40          393
                             ----------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                    (230)        (2,482)             (1)          (5)
                             ----------------------------------------------------------------------------
                              Class B                    (148)        (1,617)             --           --
                             ----------------------------------------------------------------------------
                              Class C                     (78)          (797)             --           --
                             ----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                      14            160              --           --
                             ----------------------------------------------------------------------------
                              Class B                     (14)          (160)             --           --
                             ----------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS             $26,583                        $5,616
                             ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract changes. At November 30, 1996, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $199,000 for the following financial futures contracts owned by the Fund.

                                                            CONTRACT               EXPIRATION   GAIN AT
                                          TYPE               AMOUNT     POSITION     MONTH      11/30/96
                             ---------------------------------------------------------------------------
                             S&P 500 Index                 $3,791,000     Long       Dec. 96    $295,000
                             ---------------------------------------------------------------------------
                             S&P 500/BARRA Growth Index       944,000     Long       Dec. 96      90,000
                             ---------------------------------------------------------------------------
                             S&P 500/BARRA Growth Index       191,000     Long       Mar. 97       3,000
                             ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                            ---------------------------   ---------------------------   ---------------------------
                                      CLASS A                       CLASS B                       CLASS C
                            ---------------------------   ---------------------------   ---------------------------
                                            OCTOBER 16                    OCTOBER 16                    OCTOBER 16
                             YEAR ENDED         TO         YEAR ENDED         TO         YEAR ENDED         TO
                            NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                1996           1995           1996           1995           1996           1995
-------------------------------------------------------   ---------------------------   ---------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------   ---------------------------   ---------------------------
Net asset value,
beginning of period            $10.02           9.50          10.02           9.50          10.01           9.50
-------------------------------------------------------   ---------------------------   ---------------------------
Income from investment
operations:
  Net investment
  income (loss)                   .05            .02           (.04)           .02           (.04)           .01
-------------------------------------------------------   ---------------------------   ---------------------------
  Net realized and
  unrealized gain                2.88            .50           2.85            .50           2.87            .50
-------------------------------------------------------   ---------------------------   ---------------------------
Total from investment
operations                       2.93            .52           2.81            .52           2.83            .51
-------------------------------------------------------   ---------------------------   ---------------------------
Net asset value, end of
period                         $12.95          10.02          12.83          10.02          12.84          10.01
-------------------------------------------------------   ---------------------------   ---------------------------
TOTAL RETURN (NOT ANNUALIZED)   29.24%          5.47          28.04           5.47          28.27           5.37
-------------------------------------------------------   ---------------------------   ---------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------   ---------------------------   ---------------------------
Expenses absorbed by the
Fund                             1.47%          1.35           2.27           2.10           2.22           2.07
-------------------------------------------------------   ---------------------------   ---------------------------
Net investment income (loss)      .43%          2.25           (.37)          1.50           (.32)          1.53
-------------------------------------------------------   ---------------------------   ---------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------   ---------------------------   ---------------------------
Expenses                         1.59%            --           2.44             --           2.35             --
-------------------------------------------------------   ---------------------------   ---------------------------
Net investment income (loss)      .31             --           (.54)            --           (.45)            --
-------------------------------------------------------   ---------------------------   ---------------------------

-------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------
                                                                                                    OCTOBER 16
                                                                                 YEAR ENDED             TO
                                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                                    1996               1995
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                         $39,092             5,851
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                    82%               --
-------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended November 30, 1996 was $.0571.
-------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

NOTES

                                                                        NOTES

TRUSTEES AND OFFICERS

TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      DANIEL J. BUKOWSKI
President and Trustee                   Vice President

DAVID W. BELIN                          CHARLES R. MANZONI, JR.
Trustee                                 Vice President

LEWIS A. BURNHAM                        JOHN E. NEAL
Trustee                                 Vice President

DONALD L. DUNAWAY                       STEVEN H. REYNOLDS
Trustee                                 Vice President

ROBERT B. HOFFMAN                       PHILIP J. COLLORA
Trustee                                 Vice President
                                        and Secretary
DONALD R. JONES
Trustee                                 JEROME L. DUFFY
                                        Treasurer
DOMINIQUE P. MORAX
Trustee                                 ELIZABETH C. WERTH
                                        Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGERS           ZURICH KEMPER INVESTMENTS, INC.
                              Dreman Value Advisors, Inc.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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This report is not to be distributed unless preceded
or accompanied by a Kemper Equity
Fund prospectus.

KVGF - 2 (1/97)   1027540
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]